Exhibit 10(b)(4)(d)

EXECUTION COPY

AMENDMENT NO. 2

(NewStar Short-Term Funding LLC)

THIS AMENDMENT NO. 2, dated as of January 27, 2012 (this “Amendment”), is entered into by and among NewStar Short-Term Funding LLC, as the borrower (together with its successors and assigns in such capacity, the “Borrower”), NewStar Financial, Inc., as the originator (together with its successors and assigns in such capacity, the “Originator”) and as the servicer (together with its successors and assigns in such capacity, the “Servicer”), Bleachers Finance 1 Limited, as the lender (as successor by assignment from MMP-7 Funding, LLC, together with its successors and assigns in such capacity, the “Lender”), Natixis Financial Products LLC (formerly known as Natixis Financial Products Inc.), as the Administrative Agent (together with its successors and assigns in such capacity, the “Administrative Agent”), and U.S. Bank National Association, as the trustee (together with its successors and assigns in such capacity, the “Trustee”). Capitalized terms used but not defined herein shall have the meanings provided in the Secured Loan and Servicing Agreement (as defined below).

R E C I T A L S

WHEREAS, the parties hereto are parties to that certain Amended and Restated Secured Loan and Servicing Agreement, dated as of May 4, 2010 and effective as of May 21, 2010 (as further amended, supplemented, restated or replaced from time to time, the “Secured Loan and Servicing Agreement”);

WHEREAS, the parties hereto desire to amend the Secured Loan and Servicing Agreement as provided herein;

NOW, THEREFORE, based upon the above Recitals, the mutual premises and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

SECTION 1.  AMENDMENT TO SECURED LOAN AND SERVICING AGREEMENT.

The definition of “Fortress Notes” in Section 1.1 of the Secured Loan and Servicing Agreement is hereby amended and restated in its entirety as follows:

““Fortress Notes”: Any promissory note made by the Company in favor of (i) Fortress Credit Corp. or an Affiliate thereof or (ii) any fund or account managed, directly or indirectly, by Fortress Credit Corp. or an Affiliate thereof, in an aggregate principal amount not to exceed $125,000,000.”

SECTION 2.  AGREEMENT IN FULL FORCE AND EFFECT AS AMENDED.

Except as specifically amended hereby, all provisions of the Secured Loan and Servicing Agreement amended hereby shall remain in full force and effect. After this Amendment becomes effective, all references to the “Secured Loan and Servicing Agreement,” “hereof,” “herein,” or words of similar effect referring to the Secured Loan and Servicing Agreement shall be deemed to mean the Secured Loan and Servicing Agreement as amended hereby. This Amendment shall not constitute a novation of the Secured Loan and Servicing Agreement amended hereby, but shall constitute an amendment thereof. This Amendment shall not be deemed to expressly or impliedly waive, amend or supplement any provision of the Secured Loan and Servicing Agreement amended hereby other than as expressly set forth herein.

SECTION 3.  REPRESENTATIONS AND WARRANTIES.

Each of the Originator, the Borrower and the Servicer represents and warrants with respect to itself as of the date of this Amendment as follows:

(a)      it is duly incorporated or organized, validly existing and in good standing under the laws of its jurisdiction of incorporation or organization;

(b)      the execution, delivery and performance by it of this Amendment are within its powers, have been duly authorized, and do not contravene (A) its charter, by-laws, or other organizational documents, or (B) any Applicable Law;

(c)      no consent, license, permit, approval or authorization of, or registration, filing or declaration with any governmental authority, is required in connection with the execution, delivery, performance, validity or enforceability of this Amendment by or against it;

(d)      this Amendment has been duly executed and delivered by it;

(e)      this Amendment constitutes its legal, valid and binding obligation enforceable against it in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally or by general principles of equity;

(f)      it is not in default under the Secured Loan and Servicing Agreement; and

(g)      after giving effect to this Amendment, there is no Termination Event, Unmatured Termination Event, or Servicer Default.

SECTION 4.  CONDITIONS TO EFFECTIVENESS.

The effectiveness of this Amendment is subject to the receipt by the Administrative Agent of executed counterparts (or other evidence of execution, including facsimile signatures, satisfactory to the Administrative Agent) of this Amendment, which collectively shall have been duly executed on behalf of each of the parties hereto.

SECTION 5.  MISCELLANEOUS.

(a)      This Amendment may be executed in any number of counterparts (including by facsimile or in portable document format (PDF)), and by the different parties hereto on the same or separate counterparts, each of which shall be deemed to be an original instrument but all of which together shall constitute one and the same agreement.

(b)      The descriptive headings of the various sections of this Amendment are inserted for convenience of reference only and shall not be deemed to affect the meaning or construction of any of the provisions hereof.

(c)      This Amendment may not be amended or otherwise modified except as provided in the Secured Loan and Servicing Agreement.

(d)      The failure or unenforceability of any provision hereof shall not affect the other provisions of this Amendment.

(e)      Whenever the context and construction so require, all words used in the singular number herein shall be deemed to have been used in the plural, and vice versa, and the masculine gender shall include the feminine and neuter and the neuter shall include the masculine and feminine.

(f)      This Amendment represents the final agreement between the parties only with respect to the subject matter expressly covered hereby and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements between the parties. There are no unwritten oral agreements between the parties.

(g)      By its signature below, the Administrative Agent acknowledges that this Amendment shall constitute the notice required by Section 2.1(d) of the Secured Loan and Servicing Agreement. In addition, each of the Administrative Agent and the Lender hereby authorizes and directs the Trustee to execute and deliver this Amendment.

(h)      THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

THE BORROWER:	NEWSTAR SHORT-TERM FUNDING LLC

	By:	NewStar Financial, Inc., its Designated
Manager

	By:	/s/ JOHN J. FRISHKOPF
Name: John J. Frishkopf
Title: Treasurer

THE ORIGINATOR AND SERVICER:	NEWSTAR FINANCIAL, INC.

	By:	/s/ JOHN J. FRISHKOPF
Name: John J. Frishkopf
Title: Treasurer

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NewStar Short-Term Funding LLC

Amendment No. 2

THE ADMINISTRATIVE AGENT:	NATIXIS FINANCIAL PRODUCTS LLC

	By:	/s/ KEVIN ALEXANDER
Name: Kevin Alexander
Title: Managing Director

	By:	/s/ ADAM W. TRUE
Name: Adam W. True
Title: Managing Director, Senior Counsel

THE LENDER:	BLEACHERS FINANCE 1 LIMITED

	By:	/s/ JOHN L. FRIDLINGTON
Name: John L. Fridlington
Title: Attorney-in-Fact

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NewStar Short-Term Funding LLC

Amendment No. 2

THE TRUSTEE:	U.S. BANK NATIONAL ASSOCIATION, not in its individual capacity but solely as Trustee

	By:	/s/ SETH FRINK
Name: Seth Frink
Title: Assistant Vice President

NewStar Short-Term Funding LLC

Amendment No. 2